EXHIBIT 99.1

    Accrued Interest Date:                            Collection Period Ending:
    26-Jul-04                                                         31-Jul-04

    Distribution Date:       BMW Vehicle Owner Trust 2002-A            Period #
    25-Aug-04                ------------------------------                  27

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

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    Balances
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                                                                               Initial               Period End
        Receivables                                                     $1,401,763,032             $352,756,173
        Reserve Account                                                    $14,017,630              $10,513,223
        Yield Supplement Overcollateralization                              $6,397,885               $1,745,526
        Class A-1 Notes                                                   $311,000,000                       $0
        Class A-2 Notes                                                   $358,426,000                       $0
        Class A-3 Notes                                                   $446,779,000              $71,850,500
        Class A-4 Notes                                                   $251,253,000             $251,253,000
        Class B Notes                                                      $27,907,000              $27,907,000

    Current Collection Period
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        Beginning Receivables Outstanding                                 $377,106,590
        Calculation of Total Distribution Amount
            Regular Principal Distributable Amount
                 Receipts of Scheduled Principal                           $14,077,320
                 Receipts of Pre-Paid Principal                             $9,960,558
                 Liquidation Proceeds                                         $155,778
                 Principal Balance Allocable to Gross Charge-offs             $156,762
            Total Receipts of Principal                                    $24,350,418

            Interest Distribution Amount
                 Receipts of Interest                                       $2,019,545
                 Servicer Advances                                                  $0
                 Reimbursement of Previous Servicer Advances                  ($10,496)
                 Accrued Interest on Purchased Receivables                          $0
                 Recoveries                                                    $15,265
                 Net Investment Earnings                                        $9,147
            Total Receipts of Interest                                      $2,033,460

            Release from Reserve Account                                            $0

        Total Distribution Amount                                          $26,227,116

        Ending Receivables Outstanding                                    $352,756,173

    Servicer Advance Amounts
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        Beginning Period Unreimbursed Previous Servicer Advance             $2,154,441
        Current Period Servicer Advance                                             $0
        Current Reimbursement of Previous Servicer Advance                    ($10,496)
        Ending Period Unreimbursed Previous Servicer Advances               $2,143,945

    Collection Account
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        Deposits to Collection Account                                     $26,227,116
        Withdrawals from Collection Account
            Servicing Fees                                                    $314,255
            Class A Noteholder Interest Distribution                        $1,238,075
            First Priority Principal Distribution                                   $0
            Class B Noteholder Interest Distribution                          $112,791
            Regular Principal Distribution                                 $24,228,907
            Reserve Account Deposit                                                 $0
            Unpaid Trustee Fees                                                     $0
            Excess Funds Released to Depositor                                $333,088
        Total Distributions from Collection Account                        $26,227,116


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    Excess Funds Released to the Depositor
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            Release from Reserve Account                                       $0
            Release from Collection Account                              $333,088
        Total Excess Funds Released to the Depositor                     $333,088

    Note Distribution Account
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        Amount Deposited from the Collection Account                  $25,579,773
        Amount Deposited from the Reserve Account                              $0
        Amount Paid to Noteholders                                    $25,579,773

    Distributions
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        Monthly Principal Distributable Amount                    Current Payment      Ending Balance       Per $1,000       Factor
        Class A-1 Notes                                                        $0                  $0            $0.00        0.00%
        Class A-2 Notes                                                        $0                  $0            $0.00        0.00%
        Class A-3 Notes                                               $24,228,907         $71,850,500           $54.23       16.08%
        Class A-4 Notes                                                        $0        $251,253,000            $0.00      100.00%
        Class B Notes                                                          $0         $27,907,000            $0.00      100.00%

        Interest Distributable Amount                             Current Payment          Per $1,000
        Class A-1 Notes                                                        $0               $0.00
        Class A-2 Notes                                                        $0               $0.00
        Class A-3 Notes                                                  $304,251               $0.68
        Class A-4 Notes                                                  $933,824               $3.72
        Class B Notes                                                    $112,791               $4.04



    Carryover Shortfalls
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                                                                          Prior
                                                                     Period Carryover     Current Payment     Per $1,000
        Class A-1 Interest Carryover Shortfall                                 $0                  $0               $0
        Class A-2 Interest Carryover Shortfall                                 $0                  $0               $0
        Class A-3 Interest Carryover Shortfall                                 $0                  $0               $0
        Class A-4 Interest Carryover Shortfall                                 $0                  $0               $0
        Class B Interest Carryover Shortfall                                   $0                  $0               $0


    Receivables Data
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                                                                 Beginning Period           Ending Period
        Number of Contracts                                                28,431              27,463
        Weighted Average Remaining Term                                     27.80               26.87
        Weighted Average Annual Percentage Rate                             6.34%               6.34%

        Delinquencies Aging Profile End of Period                   Dollar Amount          Percentage
            Current                                                  $314,391,657              89.12%
            1-29 days                                                 $30,806,220               8.73%
            30-59 days                                                 $6,027,715               1.71%
            60-89 days                                                   $824,349               0.23%
            90-119 days                                                  $226,222               0.06%
            120+ days                                                    $480,009               0.14%
            Total                                                    $352,756,173             100.00%
            Delinquent Receivables +30 days past due                   $7,558,296               2.14%



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        Write-offs
            Gross Principal Write-Offs for Current Period                $156,762
            Recoveries for Current Period                                 $15,265
            Net Write-Offs for Current Period                            $141,497

            Cumulative Realized Losses                                 $6,616,002


        Repossessions                                                Dollar Amount               Units
            Beginning Period Repossessed Receivables Balance             $659,546                  40
            Ending Period Repossessed Receivables Balance                $519,388                  38
            Principal Balance of 90+ Day Repossessed Vehicles             $80,302                   7


    Yield Supplement Overcollateralization
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        Beginning Period Required Amount                              $10,513,223
        Beginning Period Amount                                       $10,513,223
        Net Investment Earnings                                            $9,147
        Current Period Deposit                                                 $0
        Current Period Release to Collection Account                           $0
        Current Period Release to Depositor                                    $0
        Ending Period Required Amount                                 $10,513,223
        Ending Period Amount                                          $10,513,223

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